UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
—————
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 12, 2008 (March 12, 2008)
Arch Western Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-107569-03	43-1811130
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On March 12, 2008, Robert J. Messey, Vice President of Arch Western Resources, LLC, will deliver a presentation at the Lehman Brothers High Yield Bond and Syndicated Loan Conference that will include written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1 and are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
The following exhibit is attached hereto and furnished herewith.

Exhibit
No.	Description

99.1	Slides from the Lehman Brothers High Yield Bond and Syndicated Loan Conference (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Arch Coal, Inc. on March 12, 2008).

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2008	Arch Western Resources, LLC
	By:	/s/ Robert J. Messey
Robert J. Messey
Vice President

Exhibit Index

Exhibit
No.	Description

99.1	Slides from the Lehman Brothers High Yield Bond and Syndicated Loan Conference (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Arch Coal, Inc. on March 12, 2008).